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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported)           MARCH 8, 1999
                                                 -------------------------------



                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



             0-20618                              65-0328006
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     (Commission File Number)          (IRS Employer Identification No.)



                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code        (561) 994-6015
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On March 8, 1999, RailAmerica, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing the closing of a $12.5 million private offering of approximately 1.4 million shares of its common stock and warrants to purchase approximately 210,000 shares of its common stock exercisable within one year of the offering's closing date.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

      EXHIBIT
      NUMBER                               DESCRIPTION
-------------------  -----------------------------------------------------------

        99 Press release, dated March 8, 1999, announcing the closing of the Registrant's private placement.


































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 RAILAMERICA, INC.


Dated:  March 8, 1999                            By: /s/ Gary O. Marino
                                                     -------------------------
                                                     Gary O. Marino
                                                     Chairman, President and CEO



























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                                INDEX TO EXHIBITS



     EXHIBIT
      NUMBER                             EXHIBIT DESCRIPTION
-------------------  -----------------------------------------------------------

        99 Press release, dated March 8, 1999, announcing the closing of the Registrant's private placement